SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            West Essex Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


     N/A
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


     N/A
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


     N/A
________________________________________________________________________________
5)   Total fee paid:


     N/A
________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                    N/A
________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:
                    N/A
________________________________________________________________________________
          3)   Filing Party:
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________________________________________________________________________________
          4)   Date Filed:
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________________________________________________________________________________

                            WEST ESSEX BANCORP, INC.
                              417 Bloomfield Avenue
                           Caldwell, New Jersey 07006
                                 (973) 226-7911


                                                                  March 27, 2000


Fellow Stockholders:

         You are cordially invited to attend the 2000 annual meeting of stockholders of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), Caldwell, New Jersey, which will be held on April 27, 2000 at 10:00 a.m., local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the annual meeting. Directors and officers of the Company as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the annual meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that matters to be considered at the annual meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, that your vote "FOR" ratification to certain amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan specified under Proposal 2, and that you vote "FOR" Proposal 3, the ratification of independent auditors.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the outstanding common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the annual meeting.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                           Sincerely yours,



                                           /s/ Leopold W. Montanaro
                                           --------------------------
                                               Leopold W. Montanaro
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                            WEST ESSEX BANCORP, INC.
                              417 Bloomfield Avenue
                           Caldwell, New Jersey 07006
                                 (973) 226-7911

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 27, 2000



         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), will be held on April 27, 2000 at 10:00 a.m., local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey.


         The purpose of the annual meeting is to consider and vote upon the following matters:

         1.       The election of two directors to a three-year term of office;

         2. To ratify certain amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan;

         3. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 2000;

         4. To vote upon the stockholder proposal, if presented at the meeting; and

         5.       Such other matters as may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on March 10, 2000 are entitled to receive notice of the annual meeting and to vote at the annual meeting and at any adjournments or postponements of the annual meeting. The proxy will not be used if you attend the meeting and vote in person.

                                          By Order of the Board of Directors



                                        /s/ Craig L. Montanaro
                                        -----------------------
                                            Craig L. Montanaro
                                            Senior Vice President, Secretary and
                                            Treasurer

Caldwell, New Jersey
March 27, 2000

                                 PROXY STATEMENT
                                       OF
                            WEST ESSEX BANCORP, INC.

--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2000

--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of West Essex Bancorp, Inc. (the "Company") to be used at the 2000 annual meeting of stockholders of the Company. The annual meeting will be held at the Radisson Hotel, Route 46, Fairfield, New Jersey on Thursday, April 27, 2000 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 27, 2000.

--------------------------------------------------------------------------------


                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------


Who Can Vote at the Meeting

         You are entitled to vote your Company common stock only if the records of the Company show that you held your shares as of the close of business on March 10, 2000. If your shares are held "in street name" in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use to direct your broker or nominee how to vote your shares.

         As of the close of business on March 10, 2000, a total of 4,048,357 shares of the Company's common stock were outstanding, including 2,350,121 shares of common stock issued to and held by West Essex Bancorp, M.H.C., the mutual holding company parent of the Company and the Bank (the "Mutual Holding Company"). Each share of common stock has one vote. As provided in the Company's Charter, record holders of the Company's common stock (other than the Mutual Holding Company) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the approval of the ratification of certain amendments to the Amended and Restated West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan, certain amendments to the Amended and Restated West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan, the ratification of the appointment of Radics & Co., LLC as independent auditors and the stockholder proposal you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under existing Office of Thrift Supervision interpretations, the ratification of certain amendments to the Amended and Restated West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan ("Incentive Plan") will be decided by the affirmative vote of a majority of the votes cast at the annual meeting . On this proposal, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting. The ratification of the appointment of Radics & Co., LLC as independent auditors and the stockholder proposal will be decided by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the matter. On these matters, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting.

         The Mutual Holding Company owns 58% of the shares of common stock entitled to vote at the annual meeting. The Mutual Holding Company has indicated to the Company that it intends to vote such shares of common stock "FOR" all three proposals thereby ensuring a quorum at the annual meeting, and the likelihood of election of the Company's nominees for director and the ratification of the appointment of the independent auditors. Ratification of the amendments to the Incentive Plan, however, also require the approval by the holders (other than the Mutual Holding Company) of a majority of the total votes cast at the annual meeting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of the Company's common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of the Company's common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director, "FOR" ratification of certain amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan and "FOR" ratification of Radics & Co., LLC as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------


         The following table provides information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock on March 10, 2000 or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's common stock as of March 10, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                 Percent of
                                           Number of            Common Stock
             Name and Address            Shares Owned           Outstanding
--------------------------------       ----------------       ----------------

West Essex Bancorp, M.H.C.                2,350,121(1)          58.05%
417 Bloomfield Avenue
Caldwell, New Jersey  07006

The Baupost Group, L.L.C.                   223,700(2)           5.59%
44 Brattle Street
Cambridge, Massachusetts  02138

----------------------------
(1) Shares of common stock were acquired by the Mutual Holding Company in the Bank's mutual holding company reorganization, completed on October 2, 1999. The members of the Board of Directors of the Company and the Bank also constitute the Board of Directors of the Mutual Holding Company.
(2)  Based on information in a Schedule 13G filed on February 11, 2000.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 10, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                       Number of Shares
                                                 Number of                That May Be
                                                   Shares               Acquired Within       Percent of Common
                                                   Owned                  60 Days By          Stock Outstanding
                 Name                       (excluding options)       Exercising Options             (1)
--------------------------------------   --------------------------  ---------------------  ---------------------

David F. Brandley.....................                     14,074(2)                   739                      *
John J. Burke.........................                     73,694(3)                   739                  1.84%
Charles E. Filippo....................                     36,825(4)                 1,773                      *
William J. Foody......................                     13,694(5)                   739                      *
Craig L. Montanaro....................                       15,155                  1,773                      *
Leopold W. Montanaro..................                     95,753(6)                 3,694                  2.45
Everett N. Leonard....................                       11,194                    739                      *
Dennis A. Petrello....................                     30,185(7)                 2,217                      *
James P. Vreeland.....................                     10,694(8)                   739                      *

All Executive Officers and
  Directors as a Group (9
  persons)............................                    300,998                   13,152                  7.73%

--------------------------------------
* Less than 1% of shares outstanding
(1) Based on 4,048,357 shares of Company common stock outstanding and entitled to vote as of March 10, 2000 plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 4,000 shares owned by Mr. Brandley's spouse and 380 shares owned by Mr. Brandley's daughter
(3)    Includes 35,000 shares owned by Mr. Burke's spouse.
(4) Includes 3,000 shares owned by Mr. Filippo's spouse and 500 shares owned by Mr. Filippo's son.
(5)    Includes 5,000 shares owned by Mr. Foody's spouse.
(6)    Includes 35,000 shares owned by Mr. Leopold Montanaro's spouse.
(7)    Includes 30 shares owned by Mr. Petrello's spouse.
(8)    Includes 2,000 shares owned by Mr. Vreeland's spouse.


--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors also presently serves as a director of the Bank and the Mutual Holding Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at the annual meeting are William J. Foody and Leopold W. Montanaro. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

         The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.


                                                     Year First
                                                       Elected         Term to
                                        Age (1)      Director (2)       Expire
                                       ---------    --------------    ----------

BOARD NOMINEES

William J. Foody....................      72             1983            2003
Leopold W. Montanaro................      60             1972            2003

DIRECTORS CONTINUING IN OFFICE

John J. Burke.......................      53             1992            2001
James P. Vreeland...................      90             1977            2001
David F. Brandley...................      73             1959            2002
Everett N. Leonard..................      86             1969            2002

--------------
(1)  As of March 10, 2000.
(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.


         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Board Nominees

         William J. Foody is managing partner in the real estate firm of Crow Family Holdings and Trammell Crow Co. Mr. Foody is currently Chairman of the Board of Directors of the Bank.

         Leopold W. Montanaro has served as Chairman, President and Chief Executive Officer of the Company and President and CEO of the Bank since 1998 and 1972, respectively. Mr. Leopold Montanaro is the father of Mr. Craig Montanaro.

Directors Continuing in Office

         John J. Burke is the President of J.J. Burke & Associates, Inc., a financial services, insurance consulting firm.

         James P. Vreeland is a retired New Jersey State Senator.

         David F. Brandley is a partner in the law firm of Brandley & Kleppe.

         Everett  N.   Leonard  is  a  retired   Verona,   New  Jersey   Borough
         Administrator.

Named Executive Officers Who Are Not Also Directors

         Charles E. Filippo, age 59, has served as Executive Vice President of the Company since 1998 and has served as Executive Vice President and Chief Lending Officer of the Bank since 1994.

         Craig L. Montanaro, age 33, has served as Senior Vice President, Corporate Secretary and Treasurer of the Company and the Bank since 1998 and 1997, respectively. Mr. Craig Montanaro has been employed by the Bank since 1988. Mr. Craig Montanaro is the son of Mr. Leopold Montanaro.

         Dennis A. Petrello, age 49, has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 1998 and 1984, respectively.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Board of Directors of the Company conducts business through meetings of the Board of Directors and through the activities of its committees. The Board of Directors of the Company generally meets on a monthly basis and may have additional meetings as needed. During the year ended December 31, 1999, the Board of Directors of the Company, held 13 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the year ended December 31, 1999.

         Audit Committee. The Audit Committee consists of Messrs. Foody, Brandley, Leonard, Vreeland and Burke, who are all outside Directors. This committee is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review compliance with all relevant laws and regulations. The Audit Committee met three times during 1999.

         Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consists of Messrs. Brandley, Leonard, Vreeland and Burke. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Charter and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws. See "Stockholder Proposals." The Nominating Committee met on March 14, 2000.

         Compensation Committee. The Compensation Committee of the Company consists of the entire Board of Directors of the Company. This Committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. The Compensation Committee of the Company met one time in fiscal 1999.

Directors' Compensation

         Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. Non-employee directors of the Bank, other than the Chairman of the Board, currently receive a quarterly retainer fee of $3,000 and $500 for each regular board meeting. The Chairman receives an quarterly retainer fee of $3,750 and $625 for each regular board meeting. Directors do not receive any fees for special board meetings or committee meetings. Mr. Burke received loan review fees of $325 in 1999 and Mr. Leonard received inspection fees of $1,875 in 1999. In addition, all directors, including retired directors, receive medical and dental benefits. At this time, only one retired director is receiving such benefits in addition to the active directors.

         Incentive Plan. Under the Incentive Plan, which was adopted by the Company's stockholders on April 21, 1999, each member of the Board of Directors of the Company who is not an officer or employee of the Company or Bank received non-statutory stock options to purchase 9,371 stocks of common stock at an exercise price of $9.50, the fair market value of the common stock on April 30, 1999, the date the option was granted, and stock awards for 3,694 shares (collectively "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan vest equally over a five-year period. The first 20% will vest on April 30, 2000. The Board of Directors has submitted certain amendments to the Incentive Plan to the stockholders for approval. See Proposal 2 for more information.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

         The following table shows, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and all other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1999 ("Named Executive Officers").

                                                  Annual Compensation(1)               Long-Term Compensation Awards
                                           -----------------------------------    ------------------------------------
                                                                      Other                     Securities
                                                                      Annual     Restricted     Underlying     All Other
        Name and Principal          Fiscal                         Compensation Stock Awards   Options/SARs  Compensation
             Positions               Year     Salary($)  Bonus($)    ($)(2)        ($)(3)         (#)(4)         ($)(5)
-------------------------------------------------------------------------------------------------------------------------
Leopold W. Montanaro...............  1999    $275,000   $100,000         --       $175,475        46,853        $99,133
   Chairman of the Board, President  1998     275,000     75,000         --             --            --         95,601
   and Chief Executive Officer       1997     275,000     75,000         --             --            --         61,988

Dennis A. Petrello.................  1999    $140,000    $38,000         --        105,289        28,112         23,246
   Executive Vice President and      1998     140,000     30,000         --             --            --         11,677
     Chief Financial Officer         1997     140,000     35,000         --             --            --             --

Charles E. Filippo.................  1999    $140,000    $30,000         --         84,227        22,489         51,643
   Executive Vice President          1998     140,000     25,000         --             --            --         37,771
                                     1997     140,000     35,000         --             --            --         23,221

Craig L. Montanaro.................  1999     $90,000    $15,000         --         84,227        22,489         14,830
   Senior Vice President, Corporate  1998      85,000     10,000         --             --            --          6,964
   Secretary and Treasurer           1997      70,000     10,000         --             --            --             --

-------------------------------
(1) Under Annual Compensation, the column titled "Salary" includes base salary and amounts deferred by the Named Executive Officer under the Bank's 401(k) plan. See "401(k) Plan."
(2) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of any individual's total salary and bonus for the year.
(3) Includes 18,471, 11,083, 8,866 and 8,866 shares of restricted stock granted to Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro, respectively, under the Incentive Plan. The dollar amounts set forth in the table are based on the closing price of $9.50 on the date of the grant of the shares. The restricted stock awards vest in five equal annual installments commencing on April 30, 2000, the first anniversary of the awards. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. Based on the closing price of $9.375 on December 31, 1999, the market values of the shares subject to the restricted stock awards held by Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro were $173,166, $103,903, $83,119 and $83,119, respectively.

                     (footnotes continued on following page)

(4) Includes options, which were granted pursuant to Incentive Plan. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.
(5) Includes employer contributions of $75,887 and $28,397 to Messrs. Leopold Montanaro and Filippo, respectively, pursuant to the Bank's supplemental income agreements. These payments are made to pay premiums on split-dollar life insurance policies the Bank has purchased on the lives of Messrs. Leopold Montanaro and Filippo in connection with the supplemental income agreements. Upon the death of Messrs. Leopold Montanaro and Filippo, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions made to the supplemental income agreements. Includes employee stock ownership allocations with a market value of $23,246 for Messrs. Leopold Montanaro, Petrello and Filippo and employee stock ownership plan allocations with a market value of $14,830 for Craig Montanaro. For 1999, other compensation does not reflect accruals under the Bank's management supplemental retirement plan since this amount was not determinable as of the date of this Proxy Statement.

Compensation Arrangements

         Employment Agreements. The Company and the Bank have entered into employment agreements (collectively, the "Employment Agreements") with Mr. Leopold Montanaro (individually, the "Executive"), effective October 2, 1998. The Employment Agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base after the Reorganization. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of Mr. Leopold Montanaro.

         The Employment Agreements provide for a three-year term for Mr. Leopold Montanaro. The Employment Agreements also provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the Employment Agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. In addition to the base salary, the Employment Agreements provide for, among other things, a country club membership, an automobile, participation in stock benefit plans and other fringe benefits applicable to similarly situated executive personnel. The Employment Agreements provide for termination by the Bank for "cause," as described in the Employment Agreements, at any time. The Employment Agreements also provide Executive with a benefit in the event of termination for Disability (as defined in the agreements). In the event the Company or the Bank chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Company or the Bank upon: (i) failure to re- elect or appoint the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 50 miles; (iv) liquidation or dissolution of the Bank; or (v) a breach of the Employment Agreements by the Company or the Bank, the Executive or, in the event of his death, the Executive's beneficiary would be entitled to receive an amount equal to (i) the remaining base salary and bonus payments that would have been provided to the Executive for the remaining term of the agreements had the event of termination not occurred and (ii) all benefits due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank during the remaining term of the Employment Agreements. The Bank would also continue and pay for the Executive's life, medical, dental and long-term disability coverage for the remaining term of the Employment Agreements. The Employment Agreements restrict each Executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank, the Executive or, in the event of his death, the Executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the five preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the Executive's life, medical, dental and long-term disability coverage for thirty-six months.

         All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Company or the Bank if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Company or Bank shall indemnify the Executive to the fullest extent allowable under federal law. In the event of a change in control of the Company or the Bank, the total amount of payments due under the Employment Agreements, based solely on the 1999 annual salary and bonus paid to Mr. Leopold Montanaro as set forth in the Summary Compensation Table included herein, and excluding any other amounts that would be included in "annual compensation" as defined in the agreements, would be approximately $1.1 million, in addition to other cash and non-cash compensation available under the agreements.

         Change in Control Agreements. The Company and the Bank have entered into three-year Change in Control Agreements (the "CIC Agreements") with Messrs. Petrello, Filippo and Craig Montanaro. Commencing on the first anniversary date of a CIC Agreement and continuing on each anniversary thereafter, the Board of Directors may renew the agreement for an additional year. Each CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, as the case may be, the officer covered by the agreement will receive a severance payment equal to three times the officer's average annual compensation for the five preceding taxable years. The Bank or the Company will also continue to pay for the officer's life, health and disability coverage for 36 months following termination. In the event of a change in control of the Bank or the Company, the Bank estimates the total payments due under the CIC Agreements, based solely on the 1999 annual salary and bonus paid to Messrs. Petrello, Filippo and Craig Montanaro as set forth in the Summary Compensation Table included herein with respect to Messrs. Petrello, Filippo and Craig Montanaro, and excluding the amount of benefits under any other amounts that would be included in "compensation" as defined in the Agreement, would equal approximately $1.3 million, in addition to other cash and non-cash compensation. In addition, the Bank has entered into two-year change-in-control agreements with four other employees of the Bank.

         Pension Plan. The Bank maintains a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). Eligible employees begin participating in the Pension Plan following the completion of a six month "Period of Service" (as defined in the Pension Plan) and attainment of the age
21. A participant in the Pension Plan generally becomes vested in his accrued benefit under the plan upon completing five years of "Credited Service" (as defined in the Pension Plan). The Pension Plan is funded solely through contributions made by the Bank.

         The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of "Average Annual Earnings" (as defined in the Pension Plan) and years of Credited Service. As of January 1, 2000, Messrs. Leopold Montanaro, Petrello, Filippo and Craig Montanaro had 27, 26, 14 and 11 years, respectively, of Credited Service.

                                                   Years of Credited Service
                     ---------------------------------------------------------------------------------------------
Average Annual
  Earnings(1)            15              20               25              30               35              40
---------------      ----------      -----------      ----------      -----------      ----------      -----------
        $50,000         $11,250          $15,000         $18,750          $22,500         $26,250          $30,000
        $75,000         $18,750          $25,000         $31,250          $37,500         $43,750          $50,000
       $100,000         $26,250          $35,000         $43,750          $52,500         $61,250          $70,000
       $125,000         $33,750          $45,000         $56,250          $67,500         $78,750          $90,000
       $150,000         $41,250          $55,000         $68,750          $82,500         $96,250         $110,000
       $160,000         $44,250          $59,000         $73,750          $88,500        $103,250         $118,000

(1) Code Section 401(a)(17) limits the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $150,000, effective with respect to the Pension Plan for plan years beginning on or after May 23, 1994, as periodically adjusted by statute ($160,000 for 1999).

       Management Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a "Management Supplemental Executive Retirement Plan" (the "MSERP"). The MSERP makes up lost ESOP benefits to designated participants who retire or terminate employment in connection with a change in control prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual (designated by the Board of Directors of the Bank or the Company or upon a change in control of the Bank or the Company prior to complete repayment of the ESOP Loan), the MSERP will provide the individual with a benefit determined by first (i) projecting the number of shares that would have been allocated to the individual under the ESOP if the individual had remained employed throughout the term of the ESOP loan (measured from the individual's first date of ESOP participation) and (ii) reducing that number by the number of shares actually allocated to the individual's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The individual's benefits become payable upon the participant's retirement or upon the change in control of the Bank or the Company.

       Supplemental Income Agreements. The Bank currently sponsors a non-qualified supplemental executive retirement plans for Messrs. Leopold Montanaro and Filippo. The plans generally provides benefits to the two executives otherwise lost under the Pension Plan as a result of limitations imposed by the Internal Revenue Code ("Code") on the amount of compensation the Bank can consider under the Pension Plan in determining benefits. The non-qualified arrangements for Messrs. Leopold Montanaro and Filippo are "funded" through the use of secular trusts and life insurance policies, under which the Bank will recover the entire cost of its contribution to the plans upon the deaths of Messrs. Leopold Montanaro and Filippo.

         Supplemental Executive Retirement Plan. The Code limits the amount of compensation the Bank may consider in providing benefits under its tax-qualified retirement plans, such as the 401(k) Plan, the

Pension Plan and the ESOP. The Code further limits the amount of contributions on benefit accruals under such plans on behalf of any employee in any year. To provide benefits to make up for the reduction in benefits flowing from these limits in connection with the ESOP, the Bank maintains a non-qualified deferred compensation arrangement known as a "Supplemental Executive Retirement Plan" ("SERP"). The SERP generally provides benefits to eligible individuals (designated by the Board of Directors of the Bank or the Company) that cannot be provided under the ESOP as a result of the limitations imposed by the Code, but that would have been provided under the ESOP but for such limitations.

       Incentive Plan. The Company's stockholders adopted the Incentive Plan on April 21, 1999. The Incentive Plan provides discretionary awards of options to purchase common stock and awards of common stock to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                        Option Grants in Last Fiscal Year


                                                             Individual Grants
                           --------------------------------------------------------------------------------------
                             Number of        % of Total
                             Securities         Options
                             Underlying       Granted to          Exercise or
                          Options Granted     Employees in        Base Price     Expiration       Present Value (5)
 Name                        (#)(1)(2)       Fiscal Year (3)       Per Share       Date (4)         Grant Date
------                     --------------    ---------------    -------------    -------------   ----------------
Leopold W. Montanaro           46,853                     25%            9.50      04/30/09          $119,007
Dennis A. Petrello             28,112                     15             9.50      04/30/09           71,404
Charles E. Filippo             22,489                     12             9.50      04/30/09           57,122
Craig L. Montanaro             22,489                     12             9.50      04/30/09           57,122


(1) Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on April 30, 2000, provided, however, options will be immediately exercisable in the event the optionees terminate employment due to death or disability.
(2)  The purchase price may be made in whole or in part in cash or common stock.
(3)  Includes options granted to officers and employees.
(4)  The option term is ten years.
(5) The estimated fair value of the options granted during fiscal year 1999 have been calculated using the Black- Scholes option pricing model, based on the following assumptions: estimated time until exercise of 6.5 years; a risk- free interest rate of 5.36%, representing the interest rate of U.S. Treasury notes on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 27.66%; and a dividend yield of 3.16%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The actual values of the options will depend on the future market prices of the Company's common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the difference between the market value of the common stock on the date the option is exercised and the applicable exercise price.

         The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                                Fiscal Year-End Option Value


                                     Number of Securities
                                    Underlying Unexercised                   Value of Unexercised
                                      Options at Fiscal                      In-the-Money Options
                                        Year-End(#)(1)                     at Fiscal Year-End($)(2)
Name                          Exercisable         Unexercisable        Exercisable       Unexercisable
-------                       ------------       ---------------      -------------     ----------------

Leopold W. Montanaro              --                      46,853           $--                $--
Dennis A. Petrello                --                      28,112           --                  --
Charles E. Filippo                --                      22,489           --                  --
Craig L. Montanaro                --                      22,489           --                  --

(1) The options in this table have an exercise price of $9.50 per share.
(2) The price of the common stock on December 31, 1999 was $9.375 per share, less than the exercise price.


Report of the Compensation Committee

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company for the fiscal year ended December 31, 1999. The following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of the Bank for fiscal 1999 and sets forth the joint report of the
Compensation Committees of the Company and the Bank (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         General Policy. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

         The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the Board of Directors. The process which the Compensation Committee utilized for fiscal 1999 included reviewing the results of various compensation surveys prepared by independent consultants, as well as assessing the performance of the Chief Executive Officer and other executive officers of the Bank.

         In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

         In making its compensation determinations, the Compensation Committee also considers the performance of executive officers. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the Board of Directors regarding the performance of the Chief Executive Officer and other executive officers. The Compensation Committee also recommends to the Board of Directors the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the Board of Directors sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

         Compensation Committee Considerations for Fiscal 1999. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, and the pension plan sponsored by the Bank. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by the Bank upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, pension plan, and non- qualified deferred compensation plan are determined based on the executive's compensation and/or years of service with the Bank.

         This year, as in the past, the Compensation Committee consulted various compensation surveys, particularly that of America's Community Bankers, the New Jersey Savings League and SNL Services. After considering information in such reports, together with the performance of the Bank and the executive officers, the Compensation Committee recommended to the Board of Directors that salary levels for Craig L. Montanaro be increased $10,000 and that salary levels for Messrs. Petrello and Filippo remain unchanged, that bonus payments be slightly increased, and that stock awards and stock options be granted. The Board of Directors approved the recommendation of the Compensation Committee.

         Long Term Incentive Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of Common Stock and options to purchase Common Stock of the Company. The Board believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. Following the approval of the Incentive Plan by stockholders on April 21, 1999, all executive officers received grants and awards of Common Stock and options to purchase Common Stock which vest in five equal installments beginning on April 30, 2000. The Board granted awards to executive officers after considering recommendations made by an independent compensation consultant. The exercise price of options granted was the market value of the Common Stock on the date of pricing of the grants. The value of this component of compensation increases as the Common Stock of the Company appreciates in value.

         Compensation of the Chief Executive Officer. After taking into consideration the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing the Company and the Bank, the Compensation Committee also recommended to the Board of

Directors that the Chief Executive Officer's salary remain unchanged, bonus increase slightly, and stock awards and stock options be granted. The compensation of the Chief Executive Officer was not determined for fiscal 1999 using any specific formula nor did his compensation relate specifically to corporate performance. The Compensation Committee includes each member of the Board of Directors. Mr. Leopold Montanaro did not participate in discussions or vote with regard to changes to his own compensation for fiscal 2000.

               The Compensation Committee of the Board of Directors
                                  of the Company


               William J. Foody                 Everett N. Leonard
               Leopold W. Montanaro             James P. Vreeland
               David F. Brandley                John J. Burke


Compensation Committee Interlocks and Insider Participation

         No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank.

         The Compensation Committee of the Board of Directors of the Company and the Bank consist of the above mentioned individuals. Mr. Leopold W. Montanaro serves as Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank.

         Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies on the Nasdaq National Market, MHC Thrifts and the SNL Thrift Index for the period beginning on October 5, 1998, the day the Company's Common Stock began trading, through December 31, 1999.


             Comparison of Total Returns of West Essex Bancorp, Inc.
     Common Stock, All Nasdaq U.S. Stocks, MHC Thrifts and SNL Thrift Index



                 [GRAPHIC - GRAPH PLOTTED POINTS LISTED BELOW]

                                                                      Period Ending
                                     ---------------------------------------------------------------------------
                                      10/05/98     12/31/98       3/31/99      6/30/99    09/30/99     12/31/99
                                     ----------   -----------    ----------   ---------   ---------    ---------
West Essex Bancorp, Inc...........      $100.00         94.38         92.61       93.24      101.76        96.00
Nasdaq National Market............       100.00        143.12        160.09      175.16      179.15       258.55
MHC Thrifts.......................       100.00        108.09        107.49      109.94      102.73        96.14
SNL Thrift Index..................       100.00        119.69        120.52      119.09      104.86        97.77

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------


         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, loans with interest rates which are 2% over the Bank's cost of deposits, as reported to the Board of Directors from the previous month, rounded either up or down to the nearest 1/8th percent, the Employee Mortgage Rate ("EMR"). The EMR is limited to owner-occupied residential mortgage loans, owner-occupied home improvement loans, owner-occupied home equity loans and owner-occupied construction loans. Loan application fees, including points, are waived for all EMR loans. The EMR remains in effect as long as the officer or employee remains at the Bank. In the event the officer or employee leaves the Bank for any reason other than a change in control, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by the Bank to its directors and executive officers are made in the ordinary course of business, on substantially the same terms (except for EMR loans), including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1999, four of the Bank's executive officers or directors had loans with outstanding balances totaling approximately $1.1 million in the aggregate. All such loans were made by the Bank in the ordinary course of business, with no favorable terms (except for EMR loans) and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

         Set forth below is certain information as of December 31, 1999, with respect to loans made by the Bank on preferential terms to executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since January 1, 1999.


                                                           Largest Amount    Balance as of
                                             Maturity     Outstanding Since     December   Interest Rate as
                                   Date        Date             Since             31,       of December 31,    Type
       Name and Position         of Loan      of Loan     January 1, 1999        1999            1999         of Loan
-------------------------------  --------   -----------  ----------------    ------------  ---------------  -----------
William J. Foody                 12/26/97    01/01/28        $494,516          $488,172          6.125        Mortgage
Chairman of the Board
Dennis A. Petrello               06/08/98    07/01/18        133,546            129,901          6.125        Mortgage
Executive Vice President and
Chief Financial Officer
Charles E. Filippo               04/08/96    05/01/26        250,074            238,436          6.875        Mortgage
Executive Vice President and
Chief Lending Officer
Craig C. Montanaro               08/01/97    09/01/27        223,766            220,825          6.125        Mortgage
Senior Vice President, Corporate
Secretary of Treasurer


--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------

               PROPOSAL 2 -- RATIFICATION OF THE AMENDMENTS TO THE
            WEST ESSEX BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------


         The Board of Directors of the Company is presenting certain amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan to stockholders for ratification. Stockholders originally approved the Incentive Plan on April 21, 1999. The Board of Directors of the Company approved the amendments to the Incentive Plan on March 14, 2000. The Incentive Plan was amended primarily in two respects. First, the amendments provide for accelerated vesting of outstanding restricted stock awards and stock options upon a change in control of the Bank or the Company. For purposes of the Incentive Plan, a "change in control" of the Bank or the Company means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. Second, the amendments provide the committee administering the Incentive Plan with the additional authority, in its discretion, to accelerate the vesting of some or all stock awards and stock options upon a participant's retirement. Finally, various technical amendments have been made to eliminate provisions of the Incentive Plan that are no longer required and to eliminate various regulatory restrictions that previously applied to the Incentive Plan. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan. Nevertheless, stockholders are urged to read carefully the Incentive Plan which is attached hereto as Appendix A.

General

         The Incentive Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Incentive Plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for Awards under the Incentive Plan is 258,595 shares. The maximum number of shares authorized for issuance pursuant to the exercise of stock options which may be granted under the Incentive Plan is 184,711 shares. The maximum number of shares authorized for awards of Common Stock is 73,884 shares. All officers, other employees and non-employee directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Committee"). Subject to the terms of the Incentive Plan, the Committee interprets the plan and is authorized to make decisions and determinations thereunder. The Committee also determines to whom Awards will be granted, the type and amount of Awards that will be granted and the terms and conditions applicable to such Awards. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. Any shares subject to an option that expires or otherwise terminates unexercised will again be available for issuance under the Incentive Plan.

         The Incentive Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) restricted stock awards, which provide a grant of Common Stock that may vest over time.

Stock Options

         The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of the grant. The exercise price may be paid in cash or in common stock at the discretion of the Committee. See "Payment Alternatives" and "Method of Option Exercise."

         Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of an Incentive Plan participant's services for any reason other than death or disability, retirement, or termination for cause, all then exercisable stock options remain exercisable for a period of three months following termination and all unexercisable stock options are cancelled. In the event of the death or disability of a participant, all unexercisable stock options held by the participant become fully exercisable and remain exercisable for up to one year following termination of employment or service. In the event of termination for cause, all exercisable and unexercisable stock options held by a participant are cancelled. Unless otherwise determined by the Committee, in the event of a participant's retirement, the participant may exercise only those stock options that were immediately exercisable as of his or her retirement date and only for a period of one year after such termination of employment or service. The Incentive Plan, as amended, now provides the Committee with various options which include the authority to, upon a participant's retirement, determine that all unexercisable stock options shall continue to vest or become exercisable in accordance with their original terms, if the participant is immediately engaged by the Bank or the Company after retirement as a consultant, advisor or director; or upon a participant's retirement immediately accelerate the vesting of a participant's stock options.

         Acceleration of Vesting Upon a Change in Control. As amended, the Incentive Plan now provides that in the event of a change in control of the Bank or the Company, stock options will become fully vested and shall be exercisable for the term of the stock option regardless of the optionee's termination of employment or service; provided, however, that Incentive Stock Options not exercised within three (3) months of an Incentive Plan participant's termination of employment shall not be eligible for incentive treatment for tax purposes.

Stock Awards

         Stock Awards. The Incentive Plan also authorizes the granting of stock awards to employees and directors. The committee has the authority to determine the amounts of stock awards granted to any individual and the dates on which stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

         When stock awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Before vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the Incentive Plan Trust. Shares of common stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

         The Committee has the power, under the Incentive Plan, to permit transfers. When stock awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the trust. Shares of common stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

         Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of a stock award recipient's services for any reason other than death or disability, retirement, or termination for cause, all rights in the recipient's unvested stock awards shall be cancelled. In the event of the death or disability of the stock award recipient, all unvested stock awards held by such individual will become fully vested. In the event of termination for cause, all unvested stock awards held by an Incentive Plan participant shall be cancelled. In the event of retirement of a stock award recipient, any stock awards in which the recipient has not vested as of his retirement date shall be forfeited. The Incentive Plan provides the Committee the authority to, upon the stock award recipient's retirement, determine that all unvested stock awards shall continue to vest in accordance with their original terms, if the stock award recipient is immediately engaged by the Bank or the Company after retirement as a consultant, advisor or director.

         Acceleration Upon a Change in Control. As amended, the Incentive Plan now provides that all stock awards immediately vest in the event of a change in control, regardless of termination of employment or service.

Tax Treatment

         The following brief description of the tax consequences of stock option grants and restricted stock awards under the Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete discussion of the federal income tax consequences.

         Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Stock upon exercise and the exercise price or (ii) the excess

of the amount realized upon the disposition and the exercise price. In the case of the exercise of a Non- Statutory Stock Option, an optionee will recognize ordinary income in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock on the date of exercise. In the event that a Non-Statutory Stock Option is exercised during a period that would subject the optionee to liability under
Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under
Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

         Restricted Stock Awards. A participant who has been awarded restricted stock under the Incentive Plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient  of a  restricted  stock award who makes an election  under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Payment Alternatives

         The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Method of Option Exercise

         The Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property, by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

         The Board of Directors may generally amend the Incentive Plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the Incentive Plan itself.

Non-transferability

         An award of stock options or stock awards under the Incentive Plan shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. With consent of the Committee, a participant may permit transferability or assignment of a Non-Statutory Stock Option or stock award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

Stockholder Vote

         Stockholders are being requested to ratify all amendments to the Incentive Plan. If stockholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The affirmative vote of a majority of the votes cast at the annual meeting and the affirmative vote of a majority of the votes cast at the annual meeting (excluding shares of common stock held by the Mutual Holding Company) is required to ratify the amendments to the Incentive Plan.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDMENTS TO THE WEST ESSEX BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN.


--------------------------------------------------------------------------------

                    PROPOSAL 3 -- RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         The Company's independent auditors for the fiscal year ended December 31, 1999 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders.

         Representatives of Radics & Co., LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

--------------------------------------------------------------------------------

                       PROPOSAL 4 -- STOCKHOLDER PROPOSAL

--------------------------------------------------------------------------------


         The Company has been notified that a stockholder intends to present the following proposal for consideration at the annual meeting. The name, address and stock ownership of the proponent will be furnished upon request to the Secretary of the Company.

         RESOLVED, that the shareholders assembled in person and by proxy, recommend that the Board of Directors of West Essex Bancorp, Inc. take whatever actions are necessary to enhance shareholder value. These actions could include among others: the repurchasing of stock if permitted by law; increasing the dividend; and the active consideration of a second stage conversion offering if permitted by law.

                 STOCKHOLDER'S STATEMENT IN SUPPORT OF PROPOSAL

         The Bank's performance is good but the stock continues to trade below the initial offering price of $10.00 per share. Since the stock was issued in 1998, it has traded below its offering price during most of 1998 and 1999.

         Management should continue to focus its efforts on improved corporate performance.

                 I URGE YOUR SUPPORT. VOTE FOR THIS RESOLUTION.
                 ----------------------------------------------

         Unless marked to the contrary, the shares represented by the enclosed proxy will be voted "AGAINST" the stockholder proposal.

                             OPPOSITION STATEMENT OF
                        THE WEST ESSEX BOARD OF DIRECTORS
                             TO SHAREHOLDER PROPOSAL

         THE BOARD OF DIRECTORS BELIEVES THAT THE STOCKHOLDER'S PROPOSAL AND SUPPORTING STATEMENT ARE NOT IN THE BEST INTEREST OF THE COMPANY AND OUR STOCKHOLDERS AND THAT THE STOCKHOLDER'S PROPOSAL AND SUPPORTING STATEMENT ARE VAGUE, MISLEADING AND WITHOUT MERIT. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL.

         The Board is aware of its fiduciary and legal responsibilities to consider all available strategic alternatives in managing the business affairs of the Company. The Board is aware of the Company's stock trading price and has sought to take all action possible to increase it. However, the Company, like most of the mutual holding companies that reorganized into that structure since January 1998 with assets between $250.0 million and $1.0 billion, has been unable to support its stock at levels at or above its initial offering price regardless of its efforts to repurchase shares, pay dividends and take other actions intended to enhance shareholder value.

         Since the Bank's reorganization into a mutual holding company form of organization, the Company has steadfastly followed its goal of increasing shareholder value. This is evident by the Company's stock repurchase program and continued payment of quarterly dividends at a yield in excess of the median yield paid by other mutual holding companies and mid-tier companies such as the Company with assets between $250.0 million and $1.0 billion that reorganized into the mutual holding company structure since January 1998.

         To date, the repurchase program has resulted in the repurchase of over 160,500 shares, or 9.52% of the publicly traded shares, which is the maximum the Office of Thrift Supervision has permitted the Company to repurchase. Additionally, the Board believes that it has paid dividends at a yield that is reasonable and that significantly increasing the dividend yield would not be likely to have any positive effect on the Company's stock price. Only two mutual holding companies with assets between $250.0 million and $1.0 billion that reorganized into the mutual holding company structure since January 1998 pay a higher dividend yield than the Company and the stock of both of those companies trades below where the Company's stock has been trading. Finally, the shareholder's proposal suggests the Board consider a "second stage conversion offering" as a means to enhance shareholder value. The Board knows of no factual basis for the concept that a second- stage conversion offering would enhance shareholder value. Of the eleven second-stage conversions that have taken place since January 1998, seven are trading below their second-step IPO price and the remaining are trading at modest levels above their second-step IPO price. Further, the Board does not believe that a second- stage offering would enhance the Company's business opportunities for many reasons, including that the Company is already overcapitalized and is actively engaged in means to prudently deploy the capital raised in its initial offering.

         It is the opinion of your Board of Directors that the stockholders' proposal, which could prove counterproductive, would add little or nothing to the performance of the Company's stock.

FOR THE ABOVE REASONS, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------


         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on March 10, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC will be furnished without charge to stockholders as of the close of business on March 30, 2000 upon written request to Craig L. Montanaro, Corporate Secretary, West Essex Bancorp, Inc., 417 Bloomfield Avenue, Caldwell, New Jersey 07006.

--------------------------------------------------------------------------------

                     STOCKHOLDERS PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------


Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 27, 2000. Any such proposal will be subject to the proxy rules adopted by the Securities and Exchange Commission.

Notice of Business to be Conducted at a Special or Annual Meeting

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business or make nominations for the election of directors before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred
(100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                              By Order of the Board of Directors


                              /s/ Craig L. Montanaro
                              ---------------------------
                                  Craig L. Montanaro
                                  Senior Vice President, Corporate Secretary and Treasurer

Caldwell, New Jersey
March 27, 2000



            YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
              PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
              MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
               RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

Appendix A
                            WEST ESSEX BANCORP, INC.
                         1999 STOCK-BASED INCENTIVE PLAN
                            (as amended and restated)


1.       DEFINITIONS.
         -----------

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means West Essex Bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.
         (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Institution   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding. A Change in Control shall not be deemed to occur if West Essex Bancorp, M.H.C. converts from mutual to stock form of organization.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l)      "Effective Date" means April 21, 1999.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means West Essex Bancorp, Inc.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v)      "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z) "Stock Award" means an Award  granted to a Participant  pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.
         --------------

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS.
         ---------------

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 258,595. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 184,711. The maximum number of the shares reserved for Stock Awards is 73,884. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY.
         -----------

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS.
         ---------------------------

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the West Essex Bancorp Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement, the Committee could determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus and shall remain exercisable for a period designated by the Committee from the date the Participant ceases to serve as a consultant or advisor or as a director, advisory director, or director emeritus of the Holding Company or an Affiliate; or (ii) upon a Participant's Retirement, the Committee could determine that some or all Non- Statutory Stock Options held by a Participant as of the date of the Participant's Retirement shall immediately become exercisable and shall remain exercisable for a period designated by the Committee.

         (f) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.


7.       INCENTIVE STOCK OPTIONS.
         -----------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement, the Committee could determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus and shall remain exercisable for a period designated by the Committee from the date the Participant ceases to serve as a consultant or advisor or as a director, advisory director, or director emeritus of the Holding Company or an Affiliate; or (ii) upon a Participant's Retirement, the Committee could determine that some or all Non- Statutory Stock Options held by a Participant as of the date of the Participant's Retirement shall immediately become exercisable and shall remain exercisable for a period designated by the Committee. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non- Statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months from the Participant's cessation of employment.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

         (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.        STOCK AWARDS.
          ------------

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of

Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Among the various options that could be available to the Committee in the event of a Participant's Retirement would be that: (i) upon the Participant's Retirement the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus; or (ii) upon a Participant's Retirement, the Committee could determine that all or part of the stock awards held by a Participant upon his Retirement shall immediately vest as of his Retirement date.

         (e) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the West Essex Bancorp, Inc. 1999 Stock- Based Incentive Plan, as amended and restated and Award Agreement entered into between the registered owner of such shares and West Essex Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of West Essex Bancorp, Inc. located at 417 Bloomfield Avenue, Caldwell, New Jersey 07006.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS.
         ------------------

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions during a year but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

         (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award have been achieved.

10.      DEFERRED PAYMENTS.
         -----------------

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.       METHOD OF EXERCISE OF OPTIONS.
          -----------------------------

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS.
         ----------------------

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY.
         --------------------------

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS.
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.      TAX WITHHOLDING.
         ---------------

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b).
         --------------------------------

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS.
         --------------------------------

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN.
         ----------------------

         The Board of Directors approved and adopted the Plan with an effective date of April 21, 1999. All amendments are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.      TERMINATION OF THE PLAN.
         -----------------------

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW.
         --------------

         The Plan will be administered in accordance with applicable federal law.

21.      COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION REGULATIONS.
         --------------------------------------------------------

           Notwithstanding any other provision contained in this Plan:

         (a) No Option or Stock Award granted prior to October 2, 1999, shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

         (b) No Option or Stock Award granted to any individual Employee prior to October 2, 1999, may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

         (c) No Option or Stock Award granted to any individual Outside Director prior to October 2, 1999, may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

         (d) The aggregate amount of Option or Stock Award granted to all Outside Directors prior to October 2, 1999, may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                            WEST ESSEX BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                       APRIL 27, 2000 10:00 A.M LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of West Essex Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 27, 2000, at 10:00 a.m. local time, at the Radisson Hotel, Route 46, Fairfield, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1.       The  election as  directors  of
         all nominees listed (unless the
         "For All  Except" box is marked
         and the instructions  below are
         complied with).

                  William J. Foody   and   Leopold W. Montanaro


                                   VOTE WITH-             FOR ALL
           [   ] FOR         [   ] HELD             [   ] EXCEPT


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


2. The ratification of the amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan.


            [   ] FOR         [   ] AGAINST         [   ] ABSTAIN

3. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2000.


            [   ] FOR         [   ] AGAINST        [   ] ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

4. The stockholder proposal as set forth in the proxy statement, if presented at the meeting.


            [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" Proposals 1, 2 and 3 and "AGAINST" Proposal 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Please be sure to sign and date this Proxy in the box below.


Date:___________________________        ___________________________________
                                         Stockholder Sign Above


                                        ___________________________________
                                        Co-holder (if any) sign above

                                        The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 27, 2000 and of the Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           West Essex Bank Letterhead



Dear ESOP Participant:

         In connection with the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank") you may direct the voting of the shares of West Essex Bancorp, Inc. common stock (the "Common Stock") held by the West Essex Bank Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

         On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form, provided for the purpose of conveying your voting instructions to RSI Trust Company (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 27, 2000 and a West Essex Bancorp, Inc. Annual Report to Stockholders.

         As of the Record Date, March 10, 2000, the ESOP Trust held 147,768 shares of Common Stock, 29,554 of which had been allocated to participants' accounts in the ESOP. These shares of Common Stock will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Common Stock in the ESOP Trust and the allocated shares of Common Stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please fill out and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than April 20, 2000. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

                                                   Sincerely,


                                                   /s/ Dennis A. Petrello
                                                   ----------------------
                                                   Dennis A. Petrello
                                                   Executive Vice President and
                                                   Chief Financial Officer

Name:____________________
Shares:___________________



                             VOTE AUTHORIZATION FORM
                             -----------------------

         I, the undersigned, understand that RSI Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributable to me of West Essex Bancorp, Inc. (the "Company") common stock under the West Essex Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 27, 2000.

         Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with). THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

                  William J. Foody and Leopold W. Montanaro

                                   VOTE WITH-             FOR ALL
           [   ] FOR         [   ] HELD             [   ] EXCEPT

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

         2. The ratification of the amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         3. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2000. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         4. The stockholder proposal as set forth in the proxy statement, if presented at the meeting. THE BOARD RECOMMENDS YOU VOTE "AGAINST" THIS PROPOSAL


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.


         ----------------------           --------------------------------------
                  Date                                    Signature

         Please date, sign and return this form in the enclosed postage-paid envelope no later than April 20, 2000.

                           West Essex Bank Letterhead


Dear 401(k) Plan Participant:

         In connection with the Annual Meeting of Stockholders of West Essex Bancorp, Inc. (the "Company") which is the parent holding company for West Essex Bank (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the West Essex Bancorp, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the West Essex Bank 401(k) Plan.

         On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form, provided for the purpose of conveying your voting instructions to RSI Trust Company (the "Employer Stock Fund Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 27, 2000 and the West Essex Bancorp, Inc. Annual Report to Stockholders.

         Participants investing in the Employer Stock Fund are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to their accounts. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

         At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must fill out and sign the enclosed yellow vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by April 20, 2000. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of West Essex Bancorp, Inc. common stock held in the Employer Stock Fund Trust.

                                                   Sincerely,



                                                   /s/ Dennis A. Petrello
                                                   ----------------------
                                                   Dennis A. Petrello
                                                   Executive Vice President and
                                                   Chief Financial Officer

Name:____________________
Shares:___________________

                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 27, 2000.

         Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with). THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

                  William J. Foody and Leopold W. Montanaro

                                    VOTE WITH-             FOR ALL
            [   ] FOR         [   ] HELD             [   ] EXCEPT

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


         2. The ratification of the amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         3. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2000. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN



         4. The stockholder proposal as set forth in the proxy statement, if presented at the meeting. THE BOARD RECOMMENDS YOU VOTE "AGAINST" THIS PROPOSAL


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



         ----------------------           --------------------------------------
                  Date                                    Signature

         Please date, sign and return this form in the enclosed postage-paid envelope no later than April 20, 2000.

                                        WEST ESSEX BANCORP, INC. LETTERHEAD

Dear Participant:

         The West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") holds 73,884 shares of common stock of West Essex Bancorp, Inc. (the "Company"), the parent holding company for West Essex Bank (the "Bank"), for the benefit of participants in the Incentive Plan. As a participant in the Incentive Plan, you may direct the voting of the shares of the Company's common stock held in the Incentive Plan Trust that have been granted to you.

         On behalf of the Board of Directors, please find enclosed a vote authorization form, provided for the purpose of conveying your voting instructions to RSI Trust Company (the "Incentive Plan Trustee"). Also enclosed is a Notice of Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 27, 2000 and the West Essex Bancorp, Inc. Annual Report to Stockholders.

         As of the Record Date, March 10, 2000, 65,756 shares of West Essex Bancorp, Inc. common stock had been granted to participants. The Incentive Plan Trustee will blue vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with instructions of the participants.

         At this time, in order to direct the voting of West Essex Bancorp, Inc. common stock granted to you under the Incentive Plan, you must fill out and sign the enclosed blue vote authorization form and return it in the accompanying postage-paid envelope no later than April 20, 2000. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of West Essex Bancorp, Inc. common stock held in the Incentive Plan Trust.

                                                   Sincerely,



                                                   /s/ Dennis A. Petrello
                                                   ----------------------
                                                   Dennis A. Petrello
                                                   Executive Vice President and
                                                   Chief Financial Officer

Name:____________________
Shares:___________________

                             VOTE AUTHORIZATION FORM

         I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 27, 2000.

         Accordingly, the Incentive Plan Trustee is to vote my shares of Common Stock as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with). THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

                  William J. Foody and Leopold W. Montanaro

                                    VOTE WITH-             FOR ALL
            [   ] FOR         [   ] HELD             [   ] EXCEPT


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


         2. The ratification of the amendments to the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

                   [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         3. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 2000. THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         4. The stockholder proposal as set forth in the proxy statement, if presented at the meeting. THE BOARD RECOMMENDS YOU VOTE "AGAINST" THIS PROPOSAL


                  [   ] FOR         [   ] AGAINST         [   ] ABSTAIN


         The Incentive Plan Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



         ----------------------           --------------------------------------
                  Date                                    Signature

         Please date, sign and return this form in the enclosed postage-paid envelope no later than April 20, 2000.